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                                                                    Exhibit 10.1


                                    GUARANTY

            Reference is made to the Agreement of Purchase and Sale, dated as of April 15, 1998 among Jeri-Jo Knitwear, Inc., Jamie Scott, Inc., Susan Schneider, Leslie Schneider, Scott Schneider, JJ Acquisition Corp. and Norton McNaughton, Inc. (as the same may be supplemented, modified, amended or restated from time to time in the manner set forth therein, the "Agreement"). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Agreement.

            In consideration of the financial accommodations heretofore, now or hereafter granted by Jeri-Jo Knitwear, Inc., Jamie Scott, Inc., Susan Schneider, Leslie Schneider, Scott Schneider and/or their respective permitted assigns under the Agreement (each, a "Creditor" and, collectively, the "Creditors") under or in connection with the Agreement, to or for the account of JJ Acquisition Corp. ("Debtor"), under the Agreement, the Employment Agreements, and any and all other agreements, instruments and documents executed or delivered by Debtor in connection with any of the foregoing in favor of (or for the benefit of) any of the Creditors (as the same may be supplemented, modified, amended or restated from time to time in the manner set forth therein, collectively, the "Transaction Documents"), Norton McNaughton, Inc. ("Guarantor") hereby unconditionally, irrevocably and absolutely guarantees the full, prompt and due payment and performance of all indebtedness, liabilities and other obligations of Debtor to any of the Creditors, in any case under or arising out of any of the Transaction Documents, of every kind, character and description, whether now existing or hereafter incurred, including (without limitation) any and all renewals, extensions and modifications thereof, howsoever and whensoever arising or independent, matured or unmatured, contractual or tortious, liquidated or unliquidated, direct or indirect, primary or secondary, arising by operation of law, agreement or otherwise, and whether incurred by the Debtor as principal, surety, indorser, guarantor, accommodation party or otherwise, in any case under or arising out of any of the Transaction Documents (collectively, the "Obligations").

            Guarantor also agrees: (i) to indemnify each of the Creditors and hold each of the Creditors harmless upon demand (with counsel acceptable to such Creditors), from and against any and all claims, demands, obligations and liabilities by whomsoever asserted, and against all losses, costs and expenses in any way suffered, incurred or paid by
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any of the Creditors, in any case, as a result or in any way arising out of or consequential to enforcing any of the rights or remedies granted to any of the Creditors under this Guaranty, including (without limitation) all attorneys' fees, disbursements and costs; (ii) that the obligations of Guarantor under this Guaranty shall not in any way be released or impaired or affected by (A) any modification, supplement, extension, acceleration, release, disposition, waiver, cancellation, compromise or other alteration of any of the Obligations or of any security therefor, (B) the absence of any action on the part of any of the Creditors to obtain payment or performance of any of the Obligations from Debtor or any other guarantor or other party, or any other circumstance which might otherwise constitute a defense available to, or a discharge of, Guarantor in respect of the Obligations or this Guaranty, (C) any agreement or arrangement whatsoever with, or other indulgence granted to, or any exercise or refraining from exercising any rights against, Debtor, any other guarantor or anyone else,
(D) the application to any of the Obligations of any sums paid by anyone or otherwise realized by any of the Creditors regardless of which of the Obligations remain unpaid or unsatisfied, or (E) the failure by anyone to file, record or otherwise perfect any lien or security interest in any collateral, or to insure or protect any collateral, or any other dealing (or failure to deal) with any collateral by any of the Creditors or anyone else; (iii) that this is a guarantee of payment and not of collection, and that the liability of Guarantor hereunder is direct and unconditional and may be enforced without requiring any of the Creditors first to resort to any other right, remedy or security; (iv) that none of the Creditors need exhaust any of their rights or recourse against Debtor or any other guarantor or person or any security that any such Creditor may have at any time before exercising any of such Creditor's rights under this Guaranty against Guarantor; (v) that Guarantor shall not have any right of recourse to any security for any Obligations of Debtor to any of the Creditors, unless and until all of such Obligations have been paid in full; (vi) that any of the Creditors' records showing the accounts between such Creditor and Debtor shall be admissible in any action or proceeding, shall be binding upon Guarantor for the purpose of establishing the items therein set forth, and shall constitute prima facie proof thereof; (vii) that this Guaranty is, as to Guarantor, a continuing Guaranty; (viii) that nothing shall discharge or satisfy the liability of Guarantor hereunder except the full and indefeasible payment and performance of all of the Obligations; and (x) that all sums at any time to the credit of Guarantor, may be held by such Creditor as security for any and all obligations of Guarantor to such Creditor hereunder.
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            Guarantor hereby waives: notice of acceptance of this Guaranty;
notice of any liability to which it may apply; presentment, demand of payment, protest, notice of dishonor or nonpayment of any of the Obligations and, except as otherwise expressly provided in the Agreement, any other notice of default and other notices to which Guarantor is or might be entitled, whether by law or otherwise. All actions or proceedings arising directly or indirectly, in connection with, out of or related to this Guaranty may be arbitrated as provided in the Agreement, at each Creditor's sole discretion and election, if Debtor has breached any of the terms, provisions or covenants of the Transaction Documents, and such arbitration shall not be deemed to be a waiver by such Creditor of such breach.

            No permitted assignment or other transfer by Debtor or any Creditor of any interest, right or obligation under any of the Transaction Documents, or any permitted assumption by any third party of the Obligations under any of the Transaction Documents, shall extinguish or diminish the unconditional, absolute, primary and direct liability of the undersigned under this Guaranty. Except as otherwise expressly provided in the Agreement, Guarantor hereby consents to and waives all notice of any such permitted assignment, transfer or assumption.

            No payment by Guarantor except the indefeasible payment in full of the Obligations shall entitle Guarantor to be subrogated to any of the Creditors' rights. Guarantor shall not have any right of reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of Debtor or to any security for any of the Obligations, unless and until all of the Obligations have been indefeasibly paid and satisfied in full.

            If claim is ever made upon any Creditor for repayment, return, restoration or other recovery of any amount or amounts received by such Creditor in payment or on account of any of the Obligations, and such Creditor repays all or part of such amounts; (a) because such payment or application of proceeds is or may be avoided, invalidated, declared fraudulent, set aside or determined set off or a diversion of trust funds; or (b) for any other reason, including (without limitation) by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such Creditor or any of its property, or (ii) any settlement or compromise of any such claim effected by any Creditor with any such claimant (including, without limitation, Debtor); then, and in such event, Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such
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Guarantor, notwithstanding the cancellation of any of the Transaction Documents or any other note, lease or other instrument evidencing any of the Obligations, and the obligations of Guarantor hereunder shall continue to apply, or shall automatically (and without further action) be reinstated if not then in effect, as the case may be, and Guarantor shall be and remain liable to such Creditor hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Creditor.

            This Guaranty is intended as a complete and exclusive statement of the terms hereof. No course of dealing, course of performance or parol evidence shall be used to supplement or modify any of the provisions hereof. If any provision of this Guaranty is prohibited, held to be invalid, or otherwise found to be unenforceable by reason of any rule of law, or judgment or decree entered by any court of competent jurisdiction in any state shall, as to such state, be ineffective to the extent of such prohibition, invalidity or unenforceability without affecting the remaining provisions hereof. No amendment, modification or waiver of any provisions of this Guaranty, nor any consent to any departure by Guarantor therefrom, shall be effective unless set forth in a writing duly executed by each Creditor, and any such waiver or consent shall only be effective in the specific instance given. There are no conditions to the effectiveness of this Guaranty; notwithstanding anything to the contrary contained herein, this Guaranty shall not be effective as to any of the Transaction Documents unless and until such document is executed and delivered by Debtor and becomes effective by its terms.

            This Guaranty shall be binding upon Guarantor and each of its respective successors and permitted assigns, and shall inure to the benefit of each of the Creditors and their respective successors and permitted assigns under the Agreement. Any permitted assignee of any Creditor shall have all of such Creditor's rights hereunder and may enforce this Guaranty against Guarantor with the same force and effect as if this Guaranty were given to such assignee in the first instance.

            THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW. In any action or proceeding relating to this Guaranty, Guarantor hereof irrevocably (a) consents to the jurisdiction and venue of the Courts of the State of New York and the federal courts located in New York County, New York, and (b) waives
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personal service of process by manual delivery, and (c) agrees that any service of process may be made by mailing such process by certified mail, postage paid, to Guarantor at the address set forth below, which service shall be deemed completed ten (10) days after the date of mailing thereof.

            GUARANTOR HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR RELATING TO THIS GUARANTY.

            This Guaranty shall terminate in full and shall no longer have any force or effect immediately upon the earlier to occur of: (a) the termination of the Agreement at any time prior to the "Closing" thereof (as defined therein), in accordance with Section 8.02 thereof, and the indefeasible payment and performance of all Obligations under Section 8.03 thereof with respect to such termination; or (b) the indefeasible payment and performance of all of the Obligations.

            IN WITNESS WHEREOF, the undersigned have executed this Guaranty as of the 15th day of April, 1998.



/s/ Sanford Greenberg                Norton McNaughton, Inc.
---------------------
Witness


                                     By: /s/ Peter Boneparth
                                        ----------------------
                                         President


                           Address: 463 Seventh Avenue
                                    New York, New York  10018